EXHIBIT 10.1

FIRST AMENDMENT AND WAIVER TO
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of August 25, 2004

This FIRST AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (together with all Exhibits, Schedules and Annexes hereto, this "Waiver") is among WASTE SERVICES (CA) INC., an Ontario corporation formerly known as CAPITAL ENVIRONMENTAL RESOURCE INC./RESSOURCES ENVIRONNEMENTALES CAPITAL INC. ("WSCI"), WASTE SERVICES, INC., a Delaware corporation (the "Borrower") and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

PRELIMINARY STATEMENTS:

A. The Borrower, WSCI, the Lenders, the Administrative Agent, Lehman Brothers Inc., as Arranger, CIBC World Markets Corp., as Syndication Agent, Bank of America, N.A., as Documentation Agent, and Canadian Imperial Bank of Commerce, as Canadian Agent, entered into an Amended and Restated Credit Agreement, dated as of April 30, 2004 (together with all Annexes, Exhibits and Schedules thereto, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement);

B. WSCI and the Borrower have requested that the Lenders waive and amend certain provisions of the Credit Agreement to provide for the matters described herein; and

C. The requisite Lenders are, on the terms and conditions stated below, willing to grant the request of WSCI and the Borrower.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  Waiver. Upon the terms and subject to the conditions set forth herein and in reliance on the representations and warranties of the Loan Parties set forth herein, the requisite Lenders hereby waive, until October 5, 2004, compliance with the following provisions of the Credit Agreement:

    Financial Covenants. The Borrower's failure to comply with (i) the Consolidated Leverage Ratio covenant set forth in Section 7.1(a) and (ii) the Consolidated Interest Coverage Ratio set forth in Section 7.1(c) of the Credit Agreement, in each case, for the fiscal quarter ended June 30, 2004.

    Delivery of Certificates. The requirement set forth in Section 6.2(b) of the Credit Agreement that concurrently with delivery of financial statements for the fiscal quarter ending June 30, 2004, a Responsible Officer certify that each Loan Party is in compliance with (i) the Consolidated Leverage Ratio covenant set forth in Section 7.1(a) and (ii) the Consolidated Interest Coverage Ratio set forth in Section 7.1(c) of the Credit Agreement, in each case, for the fiscal quarter ended June 30, 2004.

  Amendment.

  Upon the terms and subject to the conditions set forth herein and in reliance on the representations and warranties of the Loan Parties set forth herein, the Credit Agreement is hereby amended as follows:

    The following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

    "First Amendment and Waiver": the First Amendment and Waiver to this Agreement, dated as of August 25, 2004.

    "First Amendment and Waiver Effective Date": the Waiver Effective Date, as defined in the First Amendment and Waiver.

    Section 2.4(a) of the Credit Agreement is hereby amended to add the following sentence at the end thereof:

    "Notwithstanding the foregoing, for so long as the waivers contained in Section 1 of the First Amendment and Waiver are in effect, the US Revolving Extensions of Credit shall not exceed the sum of (i) the US Revolving Extensions of Credit on the First Amendment and Waiver Effective Date plus (ii) $7,500,000."

    Section 2.4(c) of the Credit Agreement is hereby amended to add the following sentence at the end thereof:

    "Notwithstanding the foregoing, for so long as the waivers contained in Section 1 of the First Amendment and Waiver are in effect, the Canadian Revolving Extensions of Credit shall not exceed the sum of (i) the Canadian Revolving Extensions of Credit on the First Amendment and Waiver Effective Date plus (ii) $2,500,000."

    Section 6 of the Credit Agreement is hereby amended to add the following new Sections 6.15 and 6.16 at the end thereof:

    "6.15 Management Consultant. Hire and retain a management consultant (reporting directly to the board of directors of the Borrower) reasonably satisfactory to the Administrative Agent."

    "6.16 Cash Flow Forecast. Commencing on the First Amendment and Waiver Effective Date, furnish to the Administrative Agent, no later than the last Business Day of every second week, a cash flow forecast, based on reasonable estimates, information and assumptions, detailing projected cash receipts and disbursements for the immediately following 11 weeks."

    Section 8 of the Credit Agreement is hereby amended to insert immediately after paragraph (l) thereof the word "or" and to insert immediately thereafter the following new paragraph (m):

  "(m) Any Loan Party shall default in the observance or performance of any agreement contained in Sections 6.15 or 6.16 of this Agreement;"

  Conditions to Effectiveness.

  The effectiveness of the waivers in Section 1 and amendments in Section 2 hereof are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions have been satisfied being referred to herein as the "Waiver Effective Date"):

      the Administrative Agent shall have received (i) counterparts of this Waiver signed by each of WSCI, the Borrower and the Administrative Agent, and counterparts of the consent of the Guarantors attached hereto as Annex 1 (the "Consent") executed by each of the Guarantors and (ii) signed written authorization from the Required Lenders and the Majority Revolving Credit Facility Lenders to execute this Waiver;

      each of the representations and warranties in Section 4 below shall be true and correct in all material respects on and as of the Waiver Effective Date;

      the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) reimbursable under the Credit Agreement and for which invoices have been presented;

      the Administrative Agent shall be satisfied with the continued perfection and priority of the Liens of the Administrative Agent on the Collateral and shall have received such title insurance endorsements and other documents and agreements as they may reasonably require;

      the Administrative Agent shall have received a cash flow forecast, based on reasonable estimates, information and assumptions, detailing projected cash receipts and disbursements for the 11 week period ending October 30, 2004; and

      the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it may reasonably request.

  Representations and Warranties.

  Each of WSCI and the Borrower represents and warrants jointly and severally to the Administrative Agent and the Lenders as follows:

      Authority. Each of WSCI and the Borrower has the requisite corporate or other organizational power and authority to execute and deliver this Waiver and to perform its obligations hereunder and under the Credit Agreement (as amended hereby). Each of the Guarantors has the requisite corporate or other organizational power and authority to execute and deliver the Consent. The execution, delivery and performance by each of WSCI and the Borrower of this Waiver and by the Guarantors of the Consent, and the performance by each of WSCI, the Borrower and each other Loan Party of the Credit Agreement (as amended hereby) and each other Loan Document to which it is a party, in each case, have been authorized by all necessary corporate or other organizational action of such Person, and no other corporate or other organizational proceedings on the part of each such Person is necessary to consummate such transactions.

      Enforceability. This Waiver has been duly executed and delivered on behalf of each of WSCI and the Borrower. The Consent has been duly executed and delivered by each of the Guarantors. Each of this Waiver, the Consent and, after giving effect to this Waiver, the Credit Agreement and the other Loan Documents, (i) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution, delivery or performance of this Waiver or of the Consent or the performance of the Credit Agreement (as amended hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent's Lien on any of the Collateral or its ability to realize thereon. This Waiver is effective to amend the Credit Agreement as provided therein.

      Representations and Warranties. After giving effect to this Waiver, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

      No Conflicts. Neither the execution and delivery of this Waiver or the Consent, nor the consummation of the transactions contemplated hereby and thereby, nor the performance of and compliance with the terms and provisions hereof or of the Credit Agreement (as amended hereby) by any Loan Party will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or Contractual Obligation (including, without limitation, Regulation U), except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect or (c) result in or require the creation of any Lien (other than those permitted by the Loan Documents) upon or with respect to its properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby.

      No Default. Both before and after giving effect to this Waiver, no event has occurred and is continuing that constitutes a Default or Event of Default.

  Reference to and Effect on Credit Agreement.

      Upon and after the effectiveness of this Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. This Waiver is a Loan Document.

      Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein.

      The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

  Counterparts.

  This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by facsimile shall be effective as delivery of a manually executed counterpart of this Waiver.

  Severability.

  Any provision of this Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

  Governing Law.

  This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

  Release of Claims. Each Loan Party hereby acknowledges and agrees that it does not have any defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever arising out of the Credit Agreement or the other Loan Documents that can be asserted to reduce or eliminate all or any part of the liability of such Loan Party to repay any Secured Party, as provided in the Credit Agreement and the other Loan Documents, or to seek affirmative relief or damages of any kind or nature from any Secured Party arising out of the Credit Agreement or the other Loan Documents. Each Loan Party hereby voluntarily and knowingly releases and forever discharges each of the Secured Parties, and each Secured Party's predecessors, agents, employees, successors and assigns, from all possible claims, demands, actions, causes of action, damages, costs, or expenses, and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the date this Waiver is executed, which such Loan Party may now or hereafter have against any such Secured Party, and such Secured Party's predecessors, agents, employees, successors and assigns, if any, in each case arising out of the Credit Agreement or the other Loan Documents, irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including, without limitation, the exercise of any rights and remedies under the Credit Agreement or the other Loan Documents, and the negotiation and execution of this Waiver.

To the extent that such laws may be applicable, the Loan Parties waive and release any right or defense which they might otherwise have under any law of any applicable jurisdiction which might limit or restrict the effectiveness or scope of any of their waivers or releases hereunder.

(Signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.

WASTE SERVICES, INC., as Borrower

By: __________________
Name:
Title:

WASTE SERVICES (CA) INC.

By: ___________________
Name:
Title:

LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent

By: ___________________
Name:
Title:

Annex 1

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrower and/or of WSCI under the Credit Agreement and hereby (a) consents to the foregoing Waiver, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Waiver, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under each of the Loan Documents executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Waiver to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the 25th day of August 2004.

(Signature pages follow)

OMNI WASTE OF OSCEOLA COUNTY LLC

By: __________________________
Name:
Title:

CACTUS WASTE SYSTEMS, LLC

By:_________________ ________
Name:
Title:

WASTE SERVICES OF ARIZONA, INC.

By: __________________________
Name:
Title:

WASTE SERVICES OF FLORIDA, INC.

By: __________________________
Name:
Title:

JACKSONVILLE FLORIDA LANDFILL, INC.

By: __________________________
Name:
Title:

JONES ROAD LANDFILL AND RECYCLING, LTD.,
by Jacksonville Florida Landfill, Inc., its General Partner

By: __________________________
Name:
Title:

FLORIDA RECYCLING SERVICES, INC.,
a Delaware Corporation

By: ___________________________
Name:
Title:

FLORIDA RECYCLING SERVICES, INC.,
an Illinois Corporation

By: ___________________________
Name:
Title:

FORT BEND REGIONAL LANDFILL LP

By: ___________________________
Name:
Title:

RUFFINO HILLS TRANSFER STATION LP

By: ___________________________
Name:
Title:

WASTE SERVICES OF ALABAMA, INC.

By: ___________________________
Name:
Title:

WASTE SERVICES LIMITED PARTNER, LLC

By: ____________________________
Name:
Title:

WS GENERAL PARTNER, LLC,
by Waste Services, Inc., its Sole Member

By: _____________________________
Name:
Title: